SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                          -----------------------------


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):  January 31, 2001

                           Mpower Communications Corp.
            --------------------------------------------------------
             (Exact name of Registrant as specified in its charter)


     Nevada                          0-24059                   88-0360042
     ------                          -------                   ----------
(State or other                    (Commission               (I.R.S. Employer
 jurisdiction of                  File Number)              Identification No.)
 incorporation)



175 Sully's Trail, Suite 300, Pittsford, NY                         14534
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(Address of principal executive offices)                          (Zip Code)

Registrants telephone number,
including area code:                                            (716) 218-6550
                                                               -----------------

--------------------------------------------------------------------------------
(Former name or former address, if changed since last report.)

Item 9.  Other Events.
---------------------

Beginning on Thursday, February 1, 2001 and continuing over the next few weeks, members of Mpower Communications Corp.'s senior management will be attending meetings with investors and financial institutions. At these meetings, Mpower's management will give a slide-show presentation discussing Mpower's long-term business plan. A copy of a portion of that slide presentation entitled "Long-term Economic Model" can be obtained from the Investor Relations section of Mpower's website at www.mpowercom.com/corpinfo/relationships/htm. The slide presentation is a summary of the financial return and payback for each package of services offered by the company and more specifically contains the following information:

o A graphical overview of Mpower's network including Mpower's integrated VoDSL network and separate voice and data networks;

o A summary of the forecasted average (1) Capital Expenditures, (2) Customer Acquisition Costs, (3) Monthly Recurring Revenue, (4) Monthly Recurring Operating Costs, and (5) Monthly Allocated Corporate Overhead for every voice and data line expected to be added in the years 2001 through 2004 and in 2004 alone;

o A comparison of the economics of (1) single Voice Lines, (2) single Data Lines, and (3) packages of voice and data lines provisioned on both Mpower's VoDSL network as well as Mpower's separate voice and data networks;

o  Case studies of historical penetration in selected mature Mpower markets; and

o A summary of defined terms and certain assumptions made in this presentation and analysis.

The information in this Current Report on Form 8-K, including the information set forth in the slide presentation referred to above, is furnished pursuant to
Item 9 and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section.


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


                                    SIGNATURE


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

                                           MPOWER COMMUNICATIONS CORP.


                                           By   /s/ Michael R. Daley
                                             -----------------------------------
                                             Name:  Michael R. Daley
                                             Title: Chief Financial Officer



Date: January 31, 2001


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